GREENWICH CAPITAL COMMERCIAL FUNDING CORP.
Commercial Mortgage Pass-Through Certificates, Series 2002-C1
--------------------------------------------------------------------------------

TENANT ROLLOVER ADDENDUM - December 3, 2002
--------------------------------------------------------------------------------


THE FOLLOWING SERVES TO CLARIFY THE ROLLOVER SCHEDULES PUBLISHED IN THE TERM SHEET FOR THE 311 SOUTH WACKER DRIVE, LAKE MERRITT PLAZA, JAMAICA CENTER, 900 TOWER ON NICOLLET MALL, CUMBERLAND MALL, AND GREENWAY CENTER PROPERTIES. FOR PRESENTATION PURPOSES, THE TERM SHEET COMBINES SPACE THAT IS VACANT WITH SPACE EXPIRING IN 2003 ON THE ROLLOVER SCHEDULE. THIS ADDENDUM SHOWS VACANT SQUARE FOOTAGE SEPARATED FROM 2003 ROLLING SQUARE FOOTAGE FOR CLARIFICATION.


311 SOUTH WACKER DRIVE PROPERTY:

                                                                                                                CUMULATIVE %
              NUMBER OF        AVG. BASE                                                          % OF BASE     OF BASE
              LEASES           RENT/SF         TOTAL SF       % OF TOTAL SF   CUMULATIVE %        RENT          RENT
YEAR          ROLLING          ROLLING         ROLLING        ROLLING(1)      OF SF ROLLING(1)    ROLLING(1)    ROLLING(1)
----------------------------------------------------------------------------------------------------------------------------
Vacant                                          225,418            17.6%          17.6%
2003            22            $ 15.92            86,867             6.8%          24.4%             4.9%          4.9%
2004            17            $ 15.67           157,743            12.3%          36.7%             8.7%         13.6%
2005            23            $ 21.62           254,018            19.8%          56.5%            19.3%         32.9%
2006            17            $ 24.46           136,138            10.6%          67.1%            11.7%         44.6%
2007            10            $ 22.47           210,101            16.4%          83.6%            16.6%         61.3%
2008             2            $ 16.16            46,019             3.6%          87.1%             2.6%         63.9%
2009             4            $ 28.39            69,482             5.4%          92.6%             6.9%         70.8%
2010             4            $ 29.70            63,521             5.0%          97.5%             6.6%         77.5%
2011             5            $ 30.13            30,549             2.4%          99.9%             3.2%         80.7%
2012             1            $ 20.00             1,144             0.1%         100.0%             0.1%         80.8%
-------------------------------
(1)   Calculated based on approximate square footage occupied by each tenant.



LAKE MERRITT PLAZA PROPERTY:
                                                                                                                CUMULATIVE %
              NUMBER OF        AVG. BASE                                                          % OF BASE     OF BASE
              LEASES           RENT/SF         TOTAL SF       % OF TOTAL SF   CUMULATIVE %        RENT          RENT
YEAR          ROLLING          ROLLING         ROLLING        ROLLING(1)      OF SF ROLLING(1)    ROLLING(1)    ROLLING(1)
----------------------------------------------------------------------------------------------------------------------------
Vacant                                           80,760            15.7%          15.7%
2003             4            $ 28.78             9,932             1.9%          17.7%             1.8%          1.8%
2004            15            $ 29.43            81,337            15.8%          33.5%            15.5%         17.3%
2005            16            $ 26.31            91,881            17.9%          51.4%            15.6%         32.9%
2006             9            $ 39.32            45,055             8.8%          60.2%            11.4%         44.3%
2007             8            $ 46.78            62,807            12.2%          72.4%            19.0%         63.3%
2008             5            $ 31.92            36,194             7.0%          79.5%             7.5%         70.7%
2009             2            $ 19.75             7,874             1.5%          81.0%             1.0%         71.7%
2010             0            $  0.00                 -             0.0%          81.0%             0.0%         71.7%
2011             0            $  0.00                 -             0.0%          81.0%             0.0%         71.7%
2012             1            $ 27.00             5,906             1.2%          82.1%             1.0%         72.8%

-------------------------------
(1) Calculated based on approximate square footage occupied by each tenant.




Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston, and Lehman Brothers Inc. (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [RBS Greenwich Capital logo]

GREENWICH CAPITAL COMMERCIAL FUNDING CORP.
Commercial Mortgage Pass-Through Certificates, Series 2002-C1
--------------------------------------------------------------------------------

TENANT ROLLOVER ADDENDUM - December 3, 2002
--------------------------------------------------------------------------------


JAMAICA CENTER PROPERTY:

                                                                                                                CUMULATIVE %
              NUMBER OF        AVG. BASE                                                          % OF BASE     OF BASE
              LEASES           RENT/SF         TOTAL SF       % OF TOTAL SF   CUMULATIVE %        RENT          RENT
YEAR          ROLLING          ROLLING         ROLLING        ROLLING(1)      OF SF ROLLING(1)    ROLLING(1)    ROLLING(1)
----------------------------------------------------------------------------------------------------------------------------
Vacant                                            2,500             0.7%           0.7%
2012             3            $ 34.63            82,752            22.3%          23.0%            40.6%         40.6%
-----------------------------------------
(1)   Calculated based on approximate square footage occupied by each tenant.



900 TOWER ON NICOLLET MALL PROPERTY:
                                                                                                                CUMULATIVE %
              NUMBER OF        AVG. BASE                                                          % OF BASE     OF BASE
              LEASES           RENT/SF         TOTAL SF       % OF TOTAL SF   CUMULATIVE %        RENT          RENT
YEAR          ROLLING          ROLLING         ROLLING        ROLLING(1)      OF SF ROLLING(1)    ROLLING(1)    ROLLING(1)
----------------------------------------------------------------------------------------------------------------------------
Vacant                                           98,128            19.7%          19.7%
2003             1            $ 60.00                20             0.0%          19.8%             0.0%          0.0%
2004             0            $  0.00                 -             0.0%          19.8%             0.0%          0.0%
2005             4            $ 18.75            17,121             3.4%          23.2%             3.5%          3.5%
2006             3            $ 14.97             8,517             1.7%          24.9%             1.4%          4.9%
2007             7            $ 20.75            23,574             4.7%          29.7%             5.3%         10.3%
2008             1            $ 35.00               873             0.2%          29.8%             0.3%         10.6%
2009             2            $ 17.83             8,411             1.7%          31.5%             1.6%         12.2%
2010             0            $  0.00                 -             0.0%          31.5%             0.0%         12.2%
2011             3            $ 30.46            14,344             2.9%          34.4%             4.8%         17.0%
2012             1            $ 32.00               880             0.2%          34.6%             0.3%         17.3%
-----------------------------------------
(1)    Calculated based on approximate square footage occupied by each tenant.



CUMBERLAND MALL PROPERTY:
                                                                                                                CUMULATIVE %
              NUMBER OF        AVG. BASE                                                          % OF BASE     OF BASE
              LEASES           RENT/SF         TOTAL SF       % OF TOTAL SF   CUMULATIVE %        RENT          RENT
YEAR          ROLLING          ROLLING         ROLLING        ROLLING(1)      OF SF ROLLING(1)    ROLLING(1)    ROLLING(1)
----------------------------------------------------------------------------------------------------------------------------
Vacant                                           14,245             1.8%           3.0%
2003             4            $ 18.86             9,763             1.2%           1.2%             3.0%          3.0%
2004            11            $  9.86            67,345             8.4%           9.6%            10.9%         13.9%
2005             5            $ 35.65             6,414             0.8%          10.4%             3.7%         17.6%
2006             1            $  6.00             1,205             0.1%          10.5%             0.1%         17.7%
2007             3            $ 28.96             6,167             0.8%          11.3%             2.9%         20.7%
2008            14            $  6.11           180,504            22.5%          33.8%            18.1%         38.7%
2009            13            $ 18.90            36,574             4.6%          38.3%            11.3%         50.0%
2010             4            $ 15.08            12,321             1.5%          39.8%             3.0%         53.1%
2011             5            $ 20.47            15,780             2.0%          41.8%             5.3%         58.4%
2012             6            $ 11.85            59,785             7.4%          49.2%            11.6%         70.0%

-----------------------------------------
(1)    Calculated based on approximate square footage occupied by each tenant.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston, and Lehman Brothers Inc. (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [RBS Greenwich Capital logo]

GREENWICH CAPITAL COMMERCIAL FUNDING CORP.
Commercial Mortgage Pass-Through Certificates, Series 2002-C1
--------------------------------------------------------------------------------

TENANT ROLLOVER ADDENDUM - December 3, 2002
--------------------------------------------------------------------------------


GREENWAY CENTER PROPERTY:

                                                                                                                CUMULATIVE %
              NUMBER OF        AVG. BASE                                                          % OF BASE     OF BASE
              LEASES           RENT/SF         TOTAL SF       % OF TOTAL SF   CUMULATIVE %        RENT          RENT
YEAR          ROLLING          ROLLING         ROLLING        ROLLING(1)      OF SF ROLLING(1)    ROLLING(1)    ROLLING(1)
----------------------------------------------------------------------------------------------------------------------------
Vacant                                            4,307             1.6%           1.6%
2003             4              30.09             7,023             2.7%           4.3%             5.0%          5.0%
2004             2              21.19            22,744             8.6%          12.9%            11.4%         16.5%
2005             9              18.95            63,791            24.1%          37.0%            28.7%         45.1%
2006            11              11.66           125,560            47.4%          84.4%            34.8%         79.9%
2007             2              21.35            11,400             4.3%          88.7%             5.8%         85.7%
2008             3              16.37            21,690             8.2%          96.9%             8.4%         94.1%
2009             1              25.00             3,340             1.3%          98.1%             2.0%         96.1%
2010             0                  -                 -             0.0%          98.1%             0.0%         96.1%
2011             1              25.00             3,253             1.2%          99.4%             1.9%         98.0%

-----------------------------------------
(1)    Calculated based on approximate square footage occupied by each tenant.



Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Greenwich Capital Markets, Inc., Credit Suisse First Boston, and Lehman Brothers Inc. (collectively the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.

                          [RBS Greenwich Capital logo]